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                       SUPPLEMENT DATED NOVEMBER 29, 1999
                              TO THE PROSPECTUS OF
                      TEMPLETON GLOBAL OPPORTUNITIES TRUST
                                DATED MAY 1, 1999

The prospectus is amended to replace the "Management" section with the following:

Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Fort Lauderdale, Florida, is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $218 billion in assets.

The fund's lead portfolio manager is:

MARK R. BEVERIDGE CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Beveridge has been a manager of the fund since November 1999. He joined the Franklin Templeton Group in 1985.

The following individuals have secondary portfolio management responsibilities:

GARY P. MOTYL CFA, DIRECTOR AND EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL Mr. Motyl has been a manager of the fund since 1995. He joined the Franklin Templeton Group in 1981.

HEIDI S. ANDERSEN CFA, VICE PRESIDENT OF INVESTMENT COUNSEL
Ms. Andersen has been a manager of the fund since 1998. She joined the Franklin Templeton Group in 1995.

The fund pays Investment Counsel a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.80% of its average daily net assets to the manager.

                    Please keep this supplement for future reference.